                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Beth A. Bombara

as director of Hartford Life Insurance Company, does hereby authorize Sarah M.
Patterson, E.L. Gioia, Christopher M. Grinnell or Sadie R. Gordon, individually, to sign as her agent on this registration statement and any and all initial filings filed on August 29, 2012 under the Securities Act of 1933 filed on Form
S-3 with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

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
By:    /s/ Beth A. Bombara                                   Dated as of August 22, 2012
       ----------------------------------------------------
       Beth A. Bombara


                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                 Mark J. Niland

as director of Hartford Life Insurance Company, does hereby authorize Sarah M.
Patterson, E.L. Gioia, Christopher M. Grinnell or Sadie R. Gordon, individually, to sign as his agent on this registration statement and any and all initial filings filed on August 29, 2012 under the Securities Act of 1933 filed on Form
S-3 with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

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
By:    /s/ Mark A. Niland                                    Dated as of August 22, 2012
       ----------------------------------------------------
       Mark J. Niland

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Robert W. Paiano

as director of Hartford Life Insurance Company, does hereby authorize Sarah M.
Patterson, E.L. Gioia, Christopher M. Grinnell or Sadie R. Gordon, individually, to sign as his agent on this registration statement and any and all initial filings filed on August 29, 2012 under the Securities Act of 1933 filed on Form
S-3 with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

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
By:    /s/ Robert W. Paiano                                  Dated as of August 22, 2012
       ----------------------------------------------------
       Robert W. Paiano

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               David N. Levenson

as director of Hartford Life Insurance Company, does hereby authorize Sarah M. Patterson, E.L. Gioia, Christopher M Grinnell or Sadie R. Gordon, individually, to sign as his agent on this registration statement and any and all initial filings filed on August 29, 2012 under the Securities Act of 1933 filed on Form S-3 with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ David N. Levenson                                 Dated as of August 22, 2012
       ----------------------------------------------------
       David N. Levenson